Pensions and Post-Employment Benefits - Summary of Actuarial (Gains) Losses (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Gain (loss) on remeasurement, net defined benefit liability (asset) [abstract]
Actuarial (gains) losses due to experience	$ (26)	$ 13	$ 96
Actuarial (gains) losses due to demographic assumptions	(28)	(5)	(2)
Actuarial (gains) losses due financial assumptions	(20)	37	(270)
Total	$ (74)	$ 45	$ (176)